SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (or Date of Earliest Event Reported): August 3, 2004



                             COMPUCOM SYSTEMS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                          0-14371                   38-2363156
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                             Identification No.)


7171 Forest Lane, Dallas, TX                                           75230
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:  (972) 856-3600

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

99.1 Press Release, dated August 3, 2004, announcing financial results for the quarter ended June 30, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

     The information in this Current Report and in the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On August 3, 2004, CompuCom Systems, Inc. issued a press release announcing financial results for the quarter ended June 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.





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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           COMPUCOM SYSTEMS, INC.


Dated: August 3, 2004                      /s/ Daniel L. Celoni
                                           Daniel L. Celoni,
                                           Vice President, Finance, Corporate
                                           Controller and Treasurer






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


                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         ------------

    99.1 Press Release, dated August 3, 2004, announcing financial results for the quarter ended June 30, 2004.



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
                                                                    Exhibit 99.1

[Graphic Omitted]


FOR IMMEDIATE RELEASE
Contact:  Dottie Tabor
CompuCom Systems, Inc.
dtabor@compucom.com
972.856.3600


CompuCom Reports 2nd Quarter 2004 Results
-----------------------------------------

     Dallas, TX, August 3, 2004 - CompuCom Systems, Inc. (Nasdaq:CMPC), a national leader in helping companies plan, implement and manage multi-vendor, industry standard computing environments, today announced operating results for the second quarter ended June 30, 2004. Second quarter 2004 pro forma net earnings (See Note 1) were $2.87 million, or $.05 diluted earnings per share, excluding charges and expenses relating to the previously announced proposed merger with an affiliate of Platinum Equity, LLC. As previously disclosed, in connection with the proposed merger, CompuCom anticipated recording in the second quarter a non-cash charge relating to the impairment of goodwill in accordance with SFAS No. 142, "Goodwill and Other Intangible Assets", as well as recording certain fees and expenses associated with the proposed merger. Including the non-cash charge relating to the impairment of goodwill of $33.4 million and certain fees and expenses of $1.9 million, CompuCom recognized a net loss in the quarter of $22.3 million, or $.45 diluted loss per share. This compares to second quarter 2003 net earnings of $3.28 million, or $.06 diluted earnings per share. Revenue for the quarter was $341.9 million compared to revenue of $377.7 million in the same period in 2003.

     J. Edward Coleman, CompuCom's chairman, president and chief executive officer, commented on today's announcement. "Our second quarter results further demonstrate CompuCom's transition to a service-led business model, with service revenue increasing 11% from a year ago to $81 million. This strength in services resulted in a year over year improvement in total gross margin percent to 12.3% from 11.5%. As a percentage of total gross margin dollars, service represented 61.6%, an increase of over six points from a year ago".

     "While the importance of our transition to service and solutions is underscored by gross margin pressure in the product business, CompuCom's ability to provide world-class product fulfillment in conjunction with our high quality, national service delivery capability brings unique value to our clients. Of our top 100 clients, 90% turn to CompuCom for both product fulfillment and IT outsourcing or IT consulting services to support their industry standard computing environments," Coleman concluded.

     "Our cash balance grew to almost $116 million by the end of the quarter," said M. Lazane Smith, CompuCom's senior vice president and chief financial officer. "In addition, the continued strength of our balance sheet is evidenced by the growth in working capital to $153 million, reflecting an increase for the tenth consecutive quarter."

     Service revenue was $81.0 million, up 11.0% compared to the second quarter of 2003, when service revenue was $73.0 million. The growth in the service business was primarily related to strength in our core IT services, partially offset by a decrease in services provided to the federal government. As a percentage of total revenue, service revenue grew to 23.7% compared to 19.3% a year ago. Product revenue was $260.9 million, representing a decline of 14.4% when compared to the same period in 2003. Approximately half of the product revenue decline was attributable to lower software license sales resulting from the continued shift to sales of software licenses for which we receive a fee rather than record gross revenue.


                                     (more)

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


     Gross margin as a percentage of revenue was 12.3% compared to 11.5% in the second quarter of 2003. The increase in the total gross margin percentage was primarily a result of the continued growth of our service business relative to our product business. Product gross margin as a percentage of product revenue was 6.2% compared to 6.4% in the second quarter of 2003. Service gross margin as a percentage of service revenue was 32.1%, down slightly when compared to the same period in 2003 when service gross margin percentage was 33.0%. Service gross margin dollars as a percentage of total gross margin dollars grew to 61.6% compared to 55.3% in the second quarter of 2003.

     Management from CompuCom Systems, Inc. will host a conference call on August 3rd at 8:30 a.m. EDT to discuss the results of the second quarter 2004. To access the conference call, please visit the Company's web site at www.compucom.com or dial 800/875-6883 and reference conference ID No. 9154874.

                                      ###

About CompuCom Systems, Inc.
----------------------------
CompuCom Systems, Inc. (Nasdaq:CMPC), headquartered in Dallas, Texas, is a national leader in helping companies plan, implement and manage multi-vendor, industry standard computing environments. CompuCom's clients include Fortune 1000 enterprises, vertical industry leaders, major technology equipment providers, leading edge systems integrators and wireless technology providers. CompuCom is accessible via the Internet at www.compucom.com.

     This press release contains certain forward-looking statements based on the Company's beliefs and expectations as of the date of this release regarding revenues, gross margin, operating and financing expense, earnings, growth rates and certain business trends that involve risks and uncertainties that could cause actual results to differ materially from the results discussed herein. Specifically, the following trends may not continue: the ability to grow service revenue and gross margins; declines in product revenue and product gross margin may continue and may be greater than anticipated; the ability to continue to decrease costs; the ability to improve operational efficiency; the ability to grow service gross margin dollars and service gross margin dollars as a percentage of total gross margin dollars; the ability to continue to improve the balance sheet; the ability to win new clients; the expansion of the services the Company provides may not be as broad as the Company currently expects or widely accepted by clients; the manufacturers who use the Company's direct services may elect not to use those services. Other factors that could cause actual results to differ materially are: competitive pricing and supply; lower demand than anticipated for the products and services the Company sells; changes to manufacturers' and suppliers' pricing, price protection, rebate and incentive programs; short-term interest rate fluctuations; general economic conditions including uncertainty created by military action; employee turnover; potential impact of litigation; the ability to collect trade and vendor accounts receivable; and the effect of the proposed merger with an affiliate of Platinum Equity, LLC, as well as the risks and uncertainties set forth from time to time in CompuCom's Annual Report on Form 10-K and other public filings and disclosures. Readers should refer to those documents and should not place undue reliance on these forward-looking statements. The Company does not assume any obligation to update any forward-looking statements or other information contained in this press release.

================================================================================

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

                                                        COMPUCOM SYSTEMS, INC.
                                                 CONDENSED COMPARATIVE FINANCIAL DATA
                                          (All amounts in thousands except per share amounts)
                                                              (unaudited)

                                                      Three Months Ended June 30,             Six Months Ended June 30,
                                                        2004               2003                2004               2003
                                                   ---------------    ---------------     ----------------    --------------

Revenue:
      Product                                           $ 260,949          $ 304,731            $ 481,737         $ 562,149
      Service                                              80,999             72,997              160,229           145,876
                                                   ---------------    ---------------     ----------------    --------------
         Total revenue                                    341,948            377,728              641,966           708,025
                                                   ---------------    ---------------     ----------------    --------------

Gross Margin:
      Product                                              16,192             19,516               30,050            41,316
      Service                                              26,006             24,105               52,185            46,678
                                                   ---------------    ---------------     ----------------    --------------
         Total gross margin                                42,198             43,621               82,235            87,994
                                                   ---------------    ---------------     ----------------    --------------

Gross Margin Percentage:
      Product                                                6.2%               6.4%                 6.2%              7.3%
      Service                                               32.1%              33.0%                32.6%             32.0%
                                                   ---------------    ---------------     ----------------    --------------
         Total gross margin percentage                      12.3%              11.5%                12.8%             12.4%

Operating expenses:
      Selling                                              10,773             10,328               21,741            20,987
      Service                                               9,723              8,863               19,150            18,114
      General and administrative                           13,602             14,746               27,036            29,362
      Depreciation and amortization                         3,407              4,138                6,821             8,318
      Fees and expenses associated with

         Platinum Equity, LLC proposed merger               1,886                  -                1,886                 -

      Loss from impairment of goodwill                     33,418                  -               33,418                 -
                                                   ---------------    ---------------     ----------------    --------------
         Total operating expenses                          72,809             38,075              110,052            76,781
                                                   ---------------    ---------------     ----------------    --------------

Earnings (loss) from operations                         ( 30,611)              5,546            ( 27,817)            11,213

Financing expenses (income), net                            ( 93)                 86               ( 156)               171
                                                   ---------------    ---------------     ----------------    --------------

Earnings (loss) before income taxes                     ( 30,518)              5,460            ( 27,661)            11,042

Income taxes (benefit)                                   ( 8,215)              2,184             ( 7,072)             4,417
                                                   ---------------    ---------------     ----------------    --------------

Net earnings (loss)                                ($     22,303)            $ 3,276       ($     20,589)           $ 6,625
                                                   ===============    ===============     ================    ==============

Earnings (loss) per common share:
      Basic                                               ($ .45)              $ .06              ($ .42)             $ .13
      Diluted                                             ($ .45)              $ .06              ($ .42)             $ .12
Average common shares outstanding:
      Basic                                                50,201             49,389               50,168            49,349
      Diluted                                              50,201             51,096               50,168            51,090


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

                                                        COMPUCOM SYSTEMS, INC.
                                                 CONDENSED COMPARATIVE FINANCIAL DATA
                                          (All amounts in thousands except per share amounts)
                                                              (unaudited)

                         Reconciliation of As Reported Net Loss to Pro Forma Net Earnings (Note 1)

                                                      Three Months Ended June 30,             Six Months Ended June 30,
                                                        2004               2003                2004               2003
                                                   ---------------    ---------------     ----------------    --------------

Net earnings (loss), as reported                     ($   22,303)            $ 3,276         ($   20,589)           $ 6,625

Add back loss from impairment of goodwill                  33,418                  -               33,418                 -
Add back fees and expenses associated with

      Platinum Equity, LLC proposed merger                  1,886                  -                1,886                 -

Less income tax impact                                   (10,129)                  -             (10,129)                 -
                                                   ---------------    ---------------     ----------------    --------------
Pro forma net earnings                                    $ 2,872            $ 3,276              $ 4,586           $ 6,625
                                                   ===============    ===============     ================    ==============

Diluted earnings (loss) per common share:
      As reported                                         ($ .45)              $ .06              ($ .42)             $ .12
      Pro forma                                             $ .05              $ .06                $ .08             $ .12

Average common shares outstanding:
      As reported                                          50,201             51,096               50,168            51,090
      Pro forma                                            52,018             51,096               52,234            51,090



NOTE 1 Pro Forma Net Earnings Pro forma Net Earnings is a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K. The Company has used this in the period ended June 30, 2004 as a way of measuring its performance. The Company believes the use of this measure is appropriate due to the second quarter recording of the impairment of goodwill and certain fees and expenses, both of which are in connection with the proposed merger with an affiliate of Platinum Equity, LLC. CompuCom believes it is important for the reader to understand the performance of the Company excluding these merger-related items.

Pro forma Net Earnings as used in this press release may not be comparable to similarly titled measures reported by other companies due to definitional differences.

                                                        COMPUCOM SYSTEMS, INC.
                                                         SUMMARY BALANCE SHEET
                                                      (All amounts in thousands)
                                                              (unaudited)

                                                                  June 30,                  December 31,
                                                                    2004                        2003
                                                             --------------------        --------------------

Cash and cash equivalents                                            $   115,704                  $   81,145
Receivables                                                              159,810                     213,119
Inventories                                                               20,571                      35,612
Other current assets                                                       3,579                       4,252
                                                             --------------------        --------------------
     Total current assets                                                299,664                     334,128

Property and equipment, net                                               18,249                      19,134
Other assets                                                              79,836                     107,458
                                                             --------------------        --------------------
Total assets                                                         $   397,749                 $   460,720
                                                             ====================        ====================


Accounts payable                                                      $   93,530                 $   105,344
Accrued liabilities                                                       52,793                      81,800
                                                             --------------------        --------------------
     Total current liabilities                                           146,323                     187,144

Deferred income tax liability                                                  -                       2,008
Stockholders' equity                                                     251,426                     271,568
                                                             --------------------        --------------------
Total liabilities and stockholders' equity                           $   397,749                 $   460,720
                                                             ====================        ====================

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